ASSIGNMENT AND ASSUMPTION OF SUBSCRIPTION AGREEMENT

KNOW ALL MEN THAT GEORGE SAGREDOS, having an address at __________ (the “Assignor”), in consideration of the Assumption (as defined below) by ENERGY CORP., an entity incorporated under the laws of the Cayman Islands (the “Assignee”), of the subscription agreement entered into between Assignor and Energy Infrastructure Acquisition Corp., a Delaware corporation, effective as of January 2, 2006 and thereafter amended (the “Subscription Agreement”), the sufficiency of which consideration is hereby acknowledged, does hereby assign and transfer unto Assignee all of Assignor’s right, title and interest in and to, and all of Assignor’s obligations and liabilities arising under, the Subscription agreement, the effect of which assignment (the “Assignment”) shall be that Assignee shall stand in the place of Assignor in all matters relating to the Subscription Agreement exactly as if Assignee, and not Assignor, had originally been party to the Subscription Agreement. Assignee does hereby accept and assume the Assignment (such acceptance and assumption, the “Assumption”); provided, however, that the Assignment shall not be effective if the Assignee does not have financial resources sufficient to meet the obligations of the Subscriber to the Subscription Agreement, as such term is defined in such agreement.

The Assignment is granted to Assignee TO HAVE AND TO HOLD the same unto Assignee and its successors and assigns forever.

Assignee hereby consents to be bound by all of the terms and conditions of the Subscription Agreement binding upon the Subscriber to such agreement, as such term is defined in such agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption as of the ___ day of June, 2006.

ASSIGNOR:
_____________________________ George Sagredos
ASSIGNEE:
ENERGY CORP. by: _____________________________ [ ______________ ]

The undersigned hereby consents to the foregoing Assignment and Assumption of Subscription Agreement, and shall look only to Assignee to fulfill the obligations to the undersigned under such Subscription Agreement.

ENERGY INFRASTRUCTURE ACQUISITION CORP. by: _____________________________ Marios Pantazopoulos Chief Financial Officer